Exhibit 10.19.2

SECOND AMENDMENT TO LOAN AGREEMENT

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement is made and entered into effective as of this 31st day of January, 2004 by and between SEI INVESTMENTS COMPANY, a Pennsylvania corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Bank”, and, together with the Borrower, the “Parties”).

WITNESSETH:

WHEREAS, the Parties entered into a Loan Agreement effective as of July 26, 2001 (the “Loan Agreement”);

WHEREAS, the Agreement was previously amended by the First Amendment to Loan Agreement, dated as of September 15, 2003 (the “First Amendment”); and

WHEREAS, the Parties hereby desire to further amend the Loan Agreement (this amendment herein sometimes called the “Second Amendment”).

NOW, THEREFORE, the Parties agree as follows:

1. Changes in Credit Facility. Exhibit “2(i)” of the Loan Agreement, as amended, shall be amended and restated in the form of new Exhibit “2(i)” attached hereto and made a part hereof.

2. Effectiveness. This Second Amendment shall be effective upon delivery to Bank of an original of this Second Amendment, duly executed by Borrower, along with (unless waived by the bank) certified resolutions of Borrower’s Board of Directors authorizing this Second Amendment.

3. Representations, Warranties and Covenants. The Borrower further represents and warrants that:

(A) This Second Amendment has been duly executed and delivered by Borrower, is authorized by all requisite corporate action of Borrower and is the legal, valid, binding and enforceable obligation of Borrower;

(B) The execution and delivery by the Borrower of this Second Amendment will not constitute a violation of any applicable law or a breach of any provision contained in Borrower’s Articles or Certificate of Incorporation or By-Laws, or contained in any order of any court or any other governmental agency or in any agreement, instrument or document to which Borrower is a party of by which Borrower or any of its assets or properties are bound;

(C) Except as previously waived by the bank in writing, or as noted in Schedule “A” attached hereto, there is outstanding no Event of Default or event which with the giving or notice and/or the passage of time, would constitute an Event of Default under the Loan Agreement, as of the effective date of and after giving effect to this Second Amendment; and

(D) All representations, warranties and covenants as to the Borrower set forth in the Loan Agreement, as amended, or any of the other Loan Documents, as applicable, shall be deemed restated in all material respects as of the date hereof.

4. Miscellaneous.

(A) As amended hereby and by the First Amendment, the Loan Agreement shall remain in full force and effect, and all references in the Loan Agreement, as amended (or other Loan Documents issued pursuant to the Loan Agreement, as amended), shall mean such Loan Agreement as amended hereby and by the First Amendment.

(B) Capitalized terms used but not defined herein shall have the same meanings herein as in the Loan Agreement, as amended.

(C) The Borrower shall reimburse Bank for all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred by Bank or for which the Bank becomes obligated in connection with or arising out of this Second Amendment.

(D) Except as amended hereby and by the First Amendment, the Loan Agreement, as amended, shall be deemed confirmed and on-going in accord with its terms. Nothing herein, however, shall be deemed an acceptance or waiver as to proposed future changes in Borrower’s business and structure that, without the Bank’s consent and/or an additional amendment of the Loan Agreement, might otherwise be an Event of Default hereunder.

(E) This Second Amendment may be executed in counterparts, all of which constitute one instrument hereunder.

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date noted above

U.S. BANK NATIONAL ASSOCIATION		SEI INVESTMENTS COMPANY

By:	/s/ Derek S. Roudebush	By:	/s/ Kathy Heilig
	Derek S. Roudebush		Kathy Heilig
	Vice President		Vice President and Treasurer

EXHIBIT “2(i)”

Additional Permitted Indebtedness

Partial Guarantee, dated as of January 31st, 2004, executed by SEI Investments Company in favor of Royal Bank of Canada.